UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 6, 2005


                               INFINIUM LABS, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         000-50535               65-1048794
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


              2033 Main Street, Suite 309, Sarasota, Florida 34237
             -----------------------------------------------------
             (Address of principal executive offices and Zip Code)


        Registrant's telephone number, including area code (941) 917-0788

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 6, 2005, we entered into a Conversion Agreement with Phoenix Capital Opportunity Fund, L.P., a holder of our 15% convertible secured promissory note, in which the parties agreed that the outstanding principal balance and all interest accrued and unpaid on such note in the aggregate amount of $721,875 be converted into an aggregate of 7,218,750 shares of our restricted common stock.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      See Item 1.01 above.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Not applicable.

(B)   PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

(C)   EXHIBITS.


EXHIBIT NUMBER   DESCRIPTION
--------------   ---------------------------------------------------------------
4.1              Conversion Agreement dated as of January 6, 2004 by and between
                 Infinium Labs, Inc. and Phoenix Capital Opportunity Fund, L.P.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INFINIUM LABS, INC.


Date: January 14, 2005                         /s/ Timothy M. Roberts
                                               ---------------------------------
                                               Timothy M. Roberts
                                               Chief Executive Officer